EXHIBIT 10.1

      MANAGEMENT AGREEMENT WITH AGGRESSIVE AMERICAN CAPITAL PARTNERS, INC.

                              MANAGEMENT AGREEMENT


This Management Agreement is dated this 15th day of March, 2001.

BY AND BETWEEN:

IMMULABS CORPORATION, a company publicly traded on the Over the Counter Bulletin Board trading exchange, and organized under the laws of the State of Colorado with a business address of 15945 Quality Trail N., Scandia, MN. 55073, USA

(herein called "IMLB")                                         OF THE FIRST PART

AND:

AGGRESSIVE AMERICAN CAPITAL PARTNERS, INC. a company organized under the laws of the State of Nevada with a business address of 2nd Floor - 827 West Pender Street, Vancouver, British Columbia, Canada V6C 3G8

(herein called "Aggressive")                                  OF THE SECOND PART


WHEREAS:

         IMLB wishes to engage the management services of Aggressive in accordance with the terms of this agreement.

NOW THEREFORE WITNESSETH,

         THAT in consideration of the premises and the covenants, agreements, representations, warranties and payments herein contained, the parties hereto covenant and agree as follows:

1. MANAGEMENT FEE: Aggressive will provide management services to IMLB in exchange for a monthly management fee of USD $30,000.00 and IMLB will pay the required fee as and when due in a timely manner.

2. MANAGEMENT SERVICES: Aggressive will provide, as required, the following management services to IMLB: sourcing, location, diligence, negotiation and recommendation of suitable projects for acquisition, organization, provision and maintenance of professional services such as accounting, legal and news dissemination, faxing, photocopying, paying telephone charges, purchasing supplies, filing, providing office space and paying for other related operational costs, advising generally on legal, accounting and compliance issues, as well as fulfillment of such other reasonable corporate needs as IMLB may request or require from Aggressive from time to time.

3. ENTIRE AGREEMENT: This Management Agreement constitutes the entire agreement between the parties and there are no representations or warranties, expressed or implied, statutory or otherwise other than as expressly set forth or referred to herein.

4. ENUREMENT: This Management Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5. COUNTERPARTS: This Management Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Management Agreement.

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6.       GOVERNING  LAW  AND  DISPUTES:   The  parties  hereto  agree  that  any
         disagreement or dispute between them shall first be attempted to be remedied by mediation or arbitration. In the event that agreement cannot be reached on the appointment of an independent mediator or arbiter then the parties hereto agree to accept the appointment of a mediator or arbiter who shall be appointed, following application for such appointment by the court. If the dispute cannot be remedied by mediation or arbitration then this agreement shall be governed for all purposes by the laws of the Province of British Columbia. For any disputes arising among the parties hereto, venue shall lie with the court of competent jurisdiction in Vancouver, British Columbia.

         IN WITNESS WHEREOF, the parties hereto have agreed to and have caused this agreement to be executed effective as of the date first above written.



Authorized Signatures:

SIGNED, SEALED & DELIVERED      )
By Authorized signatory of      )
AGGRESSIVE AMERICAN CAPITAL     )
PARTNERS, INC. in presence of:  )
                                )              Bruce Deildal,
                                )              President
_____________________________   )
Witness

SIGNED, SEALED & DELIVERED      )
By Authorized signatory of      )
IMMULABS                        )
CORPORATION  in presence of:    )
                                )
                                )
                                )
_____________________________   )              Ellen Luthy,
Witness                                        Secretary-Treasurer and Director



                                REPORT ON FORM 8K
                     (Current Report Filed January 10, 2001)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 8, 2000, Scott Hatfield C.P.A. ("Hatfield"), then Auditor for the Company, advised the Company by letter in writing received December 13, 2000 (and copied to the U.S. Securities and Exchange Commission) that he declined reappointment as independent certified public accountants for the audit period ending December 31, 2000 and would be ceasing to act in said capacity effective upon receipt of such letter by the parties. The Board of Directors of the Company have accepted the resignation and are seeking a replacement auditor. The Company expects its future reports to be filed in the ordinary course without disruption.

         Each of  Hatfield's  audit  reports for the  previous two years did not
contain  an  adverse  opinion.   However,  each  opinion  was  qualified  as  to
uncertainty and contained the following paragraph:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the company's ability to continue as a going concern and are discussed in note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

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         During the Company's  two most recent  fiscal years ended  December 31,
1999 and during the interim period from December 31, 1999 through December 8, 2000, there were not any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In particular, there was not in that period any disagreement which if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years. Further, there was not, in the Company's two most recent fiscal years ended December 31, 1999 and during the interim period from December 31, 1999 through December 8, 2000, any difference of opinion between the former accountant and the Company related to any matters in Regulation S-K 229.304 a (1) (v)(A) through (D), nor will there be, due to the accountant's resignation, any issue remaining unresolved to the former accountant's satisfaction.

         The decision to accept the accountant's declination of reappointment and action to approve change of accountants was made by the Board of Directors.


                                REPORT ON FORM 8K
                     (Current Report Filed January 22, 2001)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 16th, 2001, the Company appointed as its auditor, Manning Elliott, Chartered Accountants, of 11th Floor - 1050 West Pender Street, Vancouver, B.C. Canada V6E 3S7.

                                REPORT ON FORM 8K
                      (Current Report Filed March 7, 2001)

ITEM 5.  OTHER EVENTS.

         Quest Research Group Inc. of Boston, Massachusetts, the company which Immulabs Corporation (the "Company") obtained rights to acquire under option agreement, has informed the Company that it now disputes and takes issue with the present option agreement and wishes to terminate the same. The Company has sought clarification and resolution of this matter from Quest, and has discovered other resulting legal issues related to the position which the Company plans to advance, and is waiting for a formal reply. The Company intends to act in accordance with the arbitration/mediation dispute resolution mechanism, as well as other means, provided for in its option agreement in order to have any differences finally determined and to duly address any new matters arising. Management is also currently evaluating several other opportunities to supplement the current business model, thus decreasing the Company's dependency on any one technology.